UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

VWR Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Matsonford Road P.O. Box 6660 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 386-1700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in the J.P. Morgan High Yield & Leveraged Finance Conference to be held Monday, February 28th, 2011 through Wednesday, March 2nd, 2011 at the Loews Miami Beach Hotel in Miami, Florida.

John M. Ballbach, Chairman, President and Chief Executive Officer of VWR International and VWR Funding, is scheduled to present at 3:20 p.m. Eastern Time on Monday, February 28, 2011.

Gregory L. Cowan, Senior Vice President and Chief Financial Officer of VWR International and VWR Funding, is also scheduled to attend the conference.

A copy of the slides to be used by Mr. Ballbach during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Slides to be used during Mr. Ballbach’s February 28, 2011 presentation at the J.P. Morgan High Yield & Leveraged Finance Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: February 25, 2011

By: / s/ Theresa A. Balog
Name: Theresa A. Balog
Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides to be used during Mr. Ballbach’s February 28, 2011 presentation at the J.P. Morgan High Yield & Leveraged Finance Conference

4